Rule 497(e)
File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

A Group Flexible Premium Variable Annuity Contracts
Issued by Great-West Life & Annuity Insurance Company

Supplement dated January 12, 2016
to the Prospectus and Statement of Additional Information
dated May 1, 2015

This Supplement amends certain information contained in the Prospectus dated May 1, 2015.

Effective immediately, the fourth and fifth paragraphs of the DISTRIBUTION OF THE GROUP CONTRACTS section beginning on page 44 of the Prospectus are hereby deleted in their entirety and replaced with the following:

In addition to the direct cash compensation described above for sales of the Group Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Group Contract and other products distributed by GWFS, including Portfolios of Great-West Funds, which are Eligible Funds under the Group Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Group Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Group Contract instead of other products, or recommend certain Eligible Funds under the Contract over other Eligible Funds, which may not necessarily be to your benefit.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2015.

Please read this Supplement carefully and retain it for future reference.